Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patricia Cooke, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Asia Atlantic Resources on Form 10-K for the year ended April 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K amendment fairly presents, in all material respects, the financial condition and results of operations of Asia Atlantic Resources.

/s/ Patricia Cooke______________

Patricia Cooke

President, Chief Executive Officer and Director

July 28, 2010